                                                                    EXHIBIT 99.6

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         SUBSCRIPTION AGREEMENT (this "Agreement") dated as of April 14, 2003, by and between BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), and the undersigned (the "Investor").

1. Subject to the terms and conditions hereof, the Investor hereby subscribes to purchase that number of common shares, par value $0.001 per share, of the Company (the "Common Shares") set forth on the signature page of this Agreement and that number of warrants (the "Warrants") as determined under the next sentence for an aggregate purchase price of $0.11 ("Purchase Price"). The number of Warrants purchased pursuant to this Agreement shall be determined by multiplying the number of Common Shares purchased by $0.11 and, then, dividing the product by $1.25. Each Warrant shall entitle the Investor to purchase one additional Common Share exercisable at $.30 per share until 5:00 p.m. Eastern Standard Time on March 31, 2005. The Common Shares and the Warrants shall be referred to herein as the "Securities." Payment for the Securities shall be made in cash or by certified bank or cashier's check payable, or by wire transfer, in immediately available United States funds in the amount of the Purchase Price made payable to the order of the Company.

2. For additional terms of the Warrants investors should read a copy of the Warrant, which is appended hereto.

3. The Investor understands and acknowledges that the Company's ability to issue the Securities is dependant upon the affirmative vote of the majority of the Company's shareholders to authorize the issuance of an additional ___ shares of the Company's Common Shares. The Company shall have no obligation to issue any Securities to Investor, pursuant to this Agreement, unless and until the shareholders approve the issuance of additional Common Shares. If the Company does not receive an affirmative vote of the majority of the Company's shareholders to authorize the issuance of additional Common Shares, then the Company shall refund to the Investor the entire Purchase Price.

4. The Investor understands and acknowledges that it has been advised that the Securities to be acquired pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction and are being sold in reliance upon an exemption from such registration requirements. The Securities have not been and are not being offered for sale in the United States (or any of its territories, possession, or areas subject to its jurisdiction), or to any person who is a U.S. Person (as defined herein). Accordingly, the Investor further understands that it may not sell, pledge, hypothecate, dispose of, or otherwise transfer (a "Transfer") the Securities unless they are subsequently registered under such laws or an exemption from such registration is available.

5. The Investor is acquiring the Securities solely for its own account, not as a nominee or agent, for investment purposes only, and not with an intent or a view to the sale or distribution of any part thereof within the meaning of Section 2(11) of the Securities Act. By executing this Agreement, the Investor further represents that it does not have any present intent of making a Transfer of, granting a participation in, or otherwise distributing the Securities in a manner contrary to the Securities Act or the securities laws of any other applicable jurisdictions, nor does the Investor have any contract, undertaking, agreement, or arrangement with any person to Transfer, grant any participation in, or


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otherwise distribute any of the Securities to such person. No U.S. person has any beneficial interest in any of the Securities .

6. The Securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D) who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located

7. The Investor understands and acknowledges that only the Company can register the Securities under applicable securities laws; the Company does not intend to register the Securities under the Securities Act or the securities laws of any other jurisdiction; no public market for the Securities is expected to develop; and, as a result an investment in the Securities may not be liquid and that the Investor must bear the economic risk of the investment indefinitely. In this regard, the Investor further represents that it has adequate means of providing for its current needs and possible personal contingencies, it can afford to bear the economic risk of holding the Securities for an indefinite period of time, and has no need for liquidity in its investment in the Securities. The Investor further represents and confirms that the address set forth on the signature page is true and correct, and that the Investor has no present intention of becoming a resident of any other state or jurisdiction.

8. The Investor hereby agrees that it will not, directly or indirectly, offer to Transfer or to Transfer any Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any Securities), except in compliance with this Agreement and the Securities Act, the securities laws of all other applicable jurisdictions, and the rules and regulations promulgated thereunder.


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

9. The Investor agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration under the Act.

10. The Investor agrees that each certificate that represents Securities issued pursuant to this Agreement shall have endorsed thereon the legend set forth in Paragraph 28 of this Agreement.

11. The Investor understands and agrees that the Company shall refuse to register any Transfer or intended Transfer of the Securities not made in accordance with the provisions of Regulation S.

12. The Investor understands that (a) all offers and sales of Securities shall be conducted pursuant to "offshore transactions," without any "directed selling efforts" by any person in the United States and in accordance with "offering restrictions" (as such terms are defined in Regulation S under the Act); and (b) the Securities are "restricted securities" as such term is used under the Act.

13. The Investor recognizes that in the future the Company may not satisfy the requirements which would permit the undersigned to sell the Securities pursuant to Rule 144 promulgated under the Securities Act.

14. The Investor further acknowledges that it has, alone or together with its purchaser representative ("Purchaser Representative"), sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities.

15. The Investor recognizes that an investment in the Company involves certain risks, and the Investor has taken full cognizance of, understands, and is willing to bear the risks related to the purchase of the Securities.

16. The Investor confirms that prior to the sale of the Securities to it pursuant to this Agreement, the Investor: (i) has been given access to all material books and records of the Company and all material contracts and documents relating to the sale of the Securities pursuant to this Agreement,
(ii) has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the sale of the Securities by the Company to them, and (iii) has been given the opportunity to obtain any additional information which it deems necessary to verify the accuracy of the information supplied to it. The Investor further confirms that it has been furnished with all such requested information and all questions asked by the Investor have been answered to its satisfaction. The Investor further represents that, in connection with the purchase of the Securities, the Investor has not relied on any statement or representation of the Company or of any of its affiliates, attorneys, agents, or other representatives, except a specifically set forth or referenced in this Agreement.


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17. The Investor:

                  X        is an "Accredited Investor" as defined below.

                  [] although not an Accredited Investor, has such knowledge and experience in financial and business matters that it is are capable of evaluating the merits and risks of an investment in Securities on the basis of its investment experience, business experience, professional experience, and/or education.

                  [] is not an Accredited Investor, but it has discussed with its Purchaser Representative who is knowledgeable and experienced in such matters whether an investment by the Investor in Securities is appropriate in light of the Investor's financial circumstances and have received the advice of such Purchaser Representative with respect to the merits and risks of such an investment. Together with such Purchaser Representative, and with the benefit of his advice, the Investor has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in Securities.

         A person is an "accredited investor" if, among other things, (i) such person, if an individual, has an individual net worth, or joint net worth with his or her spouse, in excess of $1,000,000 at the time of the purchase (for the purpose of this calculation, all assets should be counted, including residences, furnishings, and automobiles), (ii) such person, if an individual, had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, (iii) such person is a director or an executive officer of the Company, (iv) or, if not an individual, is a corporation, business trust, or partnership with total assets in excess of $5 million, not formed for the specific purpose of acquiring the Securities.

18. The Investor certifies that it is not a U.S. person and has not purchased the Securities of the Company for the account of a U.S. person and agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such Securities, unless in compliance with the Securities Act. The Investor is aware that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

19. The Investor has received this Agreement outside the United States (in the City and Country indicated below the Investor's signature), has executed this Agreement outside the United States, and the Investor did not receive any offers (oral or written) to buy Securities from the Company while the Investor was in the United States.

20. To the best knowledge of the Investor, neither the subscription hereby made nor the purchase of the Securities hereunder by the Investor will violate any securities law of any jurisdiction to which such Investor may be subject.

21. The Investor represents and warrants that it is a bona fide permanent resident of and is domiciled in the country set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation, or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

22. The Investor acknowledges and understands that the representations, warranties, and covenants contained in this Agreement are being furnished, in part, and will be relied on by the Company in determining whether this offering of its Securities is exempt from registration under the Securities Act and the securities laws of all other applicable jurisdictions and, accordingly, confirms that all such statements contained herein are true, complete, and accurate as of the date hereof, and shall be true, accurate, and complete as of the date that this Agreement is accepted, and shall survive such acceptance. If any events occur or circumstances exist prior to the issuance of the Securities to the Investor which would make any of the representations, warranties, agreements, or other information set forth herein untrue or inaccurate, the Investor agrees to immediately notify the Company in writing of such fact specifying which representations, warranties, or covenants are not true, correct, or accurate, and the reasons therefor.

23. The Investor acknowledges and understands the meaning and legal consequences of the representations, warranties, and covenants contained in this Agreement, and agrees to indemnify and hold harmless the Company and its agents, employees, and representatives from and against any and all losses, damages, costs, expenses (including attorney's fees), and liabilities due to or arising out of any misrepresentations, misstatements, or omissions with respect to, any of the representations or warranties, or a breach of any of the covenants or agreements, contained in this Agreement by the Investor.

24. This Agreement may be terminated: (i) at any time by the Company if, in its sole discretion, it determines to terminate or cancel this offering of the Securities prior to the closing of their sale to the Investor, or (ii) by the Company if the representations or warranties shall not be true, complete, and accurate prior to the acceptance of this subscription by the Company. In the event of any such termination, this Agreement shall be null and void and of no further force or effect.

25. The failure of the Company to exercise any right or remedy under this Agreement, or any delay by the Company in exercising same, will not operate as a waiver thereof. No waiver by the Company is effective unless and until it is in writing and signed on behalf of the Company.

26. There can be no assurance as to the federal or state tax consequences of an investment in the Securities.

27. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which it may be entitled. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY, THIS WAIVER BEING A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

28. The Investor confers full authority upon the Company to affix the following legends to the face of the certificate or certificate representing the Securities tendered thereby in exchange for payment of the Purchase Price:

                  THE SECURITIES PRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR HYPOTHECATED, EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES, OR TO OR FOR, THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) DURING ANY APPLICABLE "DISTRIBUTION COMPLIANCE PERIOD" (AS THAT TERM IN DEFINED IN REGULATION S OF THE SECURITIES ACT) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXTENSION FROM REGISTRATION UNDER THE SECURITES ACT. FURTHER, NO HEDGING TRANSACTION INVOLVING THESE SECURITIES MAY BE CONDUCTED DURING SUCH DISTRIBUTION COMPLIANCE PERIOD UNLESS IN COMPLIANCE WITH THE REGISTRATION OR EXEMPTION PROVISIONS OF THE SECURITIES ACT.

29. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

30. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

               [The rest of this page is intentionally left blank.
                     Signatures are on the following page.]

         IN WITNESS WHEREOF, I have executed this Agreement this 17th day of April 2003.

Number of Common Shares subscribed for:                                  500,000

Number of Warrants issued in connection with the Common Shares:          44,000

Aggregate Purchase Price of Common Shares subscribed for:                $55,000

The Common Shares subscribed for hereby are being purchased as follows:

    (Check one)                              /s/ Jean-Louis Kaiser
                                             --------------------------       ---------------------------
                                             Signature of Investor            Signature of Co-Investor
    ______ Individually                                                       If any
    ______ Joint tenants with
           rights of survivorship            Priveq Investments SA
    ______ Tenant in Common                  --------------------------       ---------------------------
    ______ In partnership*                   Print Name                       Print Name
    ______ As custodian, trustee
           or agent for                      President
             _______________**               --------------------------       ---------------------------
                                             Title, if applicable             Title, if applicable
    __X__ Corporation ***


    ______________________                   c/o Loze & Kaiser
                                             P.O. Box 745
                                             --------------------------       ---------------------------
                                             Mailing Address                  Mailing Address
    *   If a partnership,
    please include a copy of
    partnership agreement and                1211 Geneva 4
    certificate authorizing                  --------------------------       ---------------------------
    investment.                              City, State, Zip                 City, State, Zip

                                             Switzerland
    **  If a custodian, trustee              --------------------------       ---------------------------
    or agent, please include trust,          Country                          Country
    agency or other agreement and
    certificate authorizing
    investment.                              n/a
                                             --------------------------       ---------------------------
                                             Social Security Number or        Social Security Number or
    *** If a corporation, please             Taxpayer Identification          Taxpayer Identification
    include articles of incorporation;       Number                           Number
    certificate that investment was
    duly

    authorized, with corporate
    resolution or other document
    authorizing investment attached;
    and certificate of incumbency of
    officers.

--------------------------------------------------------------------------------

Approved and accepted the 24th day of April 2003.

                                BBJ Environmental Technologies, Inc.

                                By: /s/ Jerry V. Schinella
                                   ---------------------------------------------
                                Title: Chief Financial Officer

NEITHER THE WARRANTS NOR THE SHARES OF COMMON STOCK TO BE ISSUED UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND WERE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR HYPOTHECATED, EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES, OR TO OR FOR, THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) DURING ANY APPLICABLE "DISTRIBUTION COMPLIANCE PERIOD" (AS THAT TERM IN DEFINED IN REGULATION S OF THE SECURITIES
ACT) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITES ACT. FURTHER, NO HEDGING TRANSACTION INVOLVING THESE SECURITIES MAY BE CONDUCTED DURING SUCH DISTRIBUTION COMPLIANCE PERIOD UNLESS IN COMPLIANCE WITH THE REGISTRATION OR EXEMPTION PROVISIONS OF THE SECURITIES ACT.

                                     WARRANT

                  For the Purchase of Shares of Common Stock of

                      BBJ Environmental Technologies, Inc.
                              a Nevada corporation

          Void After 5:00 p.m. Eastern Standard Time on March 31, 2005.

                                                             Warrant to Purchase
                                                                   44,000 Shares

         THIS WARRANT CERTIFIES THAT, for value received, Priveq Investments SA or its registered assigns (the "Holder") is entitled to acquire from BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), an aggregate of Forty-Four Thousand (44,000) shares of fully paid, nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") at any time on or after the Offering Date (as defined below) and on or prior to 5:00 p.m. Eastern Standard Time on March 31, 2005 (the "Expiration Date"), at such price and upon such terms and conditions as set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

         The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."

         1.       Exercise; Issuance of Certificates; Payment for Shares.

                  (a) Purchase Price. Subject to adjustment as provided in
Section 5 hereof, the purchase price of each Warrant Share issuable upon exercise of this Warrant shall be equal to $0.30 per share ("Purchase Price").

                  (b) Warrant Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time after the first date on which the Company has issued shares of Common Stock to the Holder under a Subscription Agreement dated the date hereof between the Company and the Holder (the "Offering Date") and prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section 1(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on the signature page of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

                  (c) Conditions to Acquisition of Warrant Shares. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance, or delivery of the Warrant Shares issued by any federal, state, or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; provided, however, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

                  (d) Payment of Purchase Price. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by delivery of a certified bank or cashier's check payable to the order of the Company, or by wire transfer of immediately available United States funds, in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

                  (f) Issuance of Certificates. As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant

Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of Section 1(b) hereof, notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

         2. Shares Fully Paid; Reservation of Shares. The Company hereby agrees that it will at all times on and after the Offering Date and on and prior to the Expiration Date have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever, and free from all preemptive rights of any security holders of the Company. The Company shall take all action as may be necessary to assure that such Warrant Shares (and any other securities and property) may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements, of any domestic securities exchange or inter-dealer quotation system upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal, state, foreign or any other securities laws. The Company will not take any action which would result in any adjustment of the Purchase Price (as described in Section 5 hereof) if the total number of Warrant Shares issuable after such action upon exercise of all the outstanding Warrants, together with all the Common Stock then outstanding and all Common Stock issuable upon exercise of all other options and warrants and upon conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as amended.

         3.       Exchange, Assignment, or Loss of Warrant.

                  (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

                  (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, its successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be cancelled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

                  (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

                  (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

                  (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed, or mutilated, and shall be enforceable by any Holder thereof.

                  (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

         4. Rights of the Holder. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         5. Adjustment of Purchase Price and Number of Warrant Shares. The number and kind of securities and other property that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

                  (a) Dividends, Subdivisions, Combinations, or Consolidations of Common Shares.

                           (i) In the event that the Company shall declare, pay,
or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

                           (ii) If the Company declares, pays, or makes any
dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in shares of Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all the rights of the other holders of shares of Common Stock with respect to any such distribution. If the Holder does not exercise this Warrant prior to the record date relating to a distribution under this Section 5(a)(ii), then such Holder shall not be entitled to such distribution.

                  (b) Effect of Reclassification, Reorganization, Consolidation, Merger, or Sale of Assets.

                           (i) Upon the occurrence of any of the following
events, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all the rights of the other holders of shares of Common Stock with respect to receipt of shares of stock and other securities, property, and interests that are issued or payable in connection therewith: (A) reclassification, capital reorganization, or other change of the outstanding shares of Common Stock (other than a change as a result of an issuance of shares of Common Stock under Section 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger subject to Section 5(b)(ii) below, or in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary, or any affiliated entity. The foregoing provisions of this Section 5(b)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. If the Holder does not exercise this Warrant prior to the record date relating to an event described in this Section 5(b)(i), then the Holder shall not be entitled to the benefits accruing to holders of the shares of Common Stock, except as may be provided in
Section 5(b)(ii) below.

                           (ii) If any sale, lease, pledge, mortgage,
conveyance, or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of securities or other interests as would be issuable or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other holders of shares of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the shares of Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant of the written notice described above and in Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

                  (c) Purchase Price Adjustments. Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

                  (d) Application of this Section. The provisions of this
Section 5 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

                  (e) Fractional Shares. No fractional Warrant Shares or shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

                  (f) Company-Held Shares. For purposes of Sections 5(a) above, Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

         6.       Notice to the Holder.

                  (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur: (i) the Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in Section 5(a) hereof; (ii) any reclassification, reorganization, or similar change of the shares of Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iii) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (iv) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 20 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, or rights, or, if a record is not to be taken, the date as of which the shareholders of record of the Common Stock to be entitled to such dividend, distribution, or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement, or redemption is expected to become effective, and the date, if any, as of which the Company's holders of record of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement, or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by holders of shares of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

                  (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen, and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

         7.       Transfer to Comply with the Securities Act.

                  (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

                  (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(d) below:

                  The securities presented by this certificate have not been registered under the Securities Act of 1933, as amended, nor the securities laws of any other jurisdiction and were offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The securities may not be sold, pledged, assigned, or hypothecated, except in a transaction registered under such acts or pursuant to an exemption from the registration requirements of such acts. No offer or sale of the securities offered hereby may be made in the United States, or to or for, the account or benefit of a "U.S. person" (as that term is defined in Regulation S of the Securities Act) during any applicable "distribution compliance period" (as that term in defined in regulations of the Securities Act) in the absence of an effective registration statement under the Securities Act or pursuant to an available exemption from registration under the Securities Act. Further, no hedging transaction involving these securities may be conducted during such distribution compliance period unless in compliance with the registration or exemption provisions of the Securities Act.

         8. Best Efforts. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

         9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

         10. Notices. All notices, demands, requests, certificates, or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given, and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address; and, if to the Company, addressed to it at that address appearing on the signature page of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

         11. Binding Effect. This Warrant shall be binding upon any corporation or other entity succeeding the Company by merger, consolidation, or other acquisition.

         12. Corporate Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         13. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nevada.

         14. Survival. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

         15. No Amendments or Modifications. Neither this Warrant nor any provision hereof may be amended, modified, waived, or terminated except upon the written consent of the Company and the Holder of this Warrant.

         16. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         17. Authorization By Board of Directors. The Board of Directors of the Company has authorized the issuance of this Warrant by a resolution duly adopted by the Board of Directors on the date of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer, thereunto duly authorized this 14th day of April 2003.

                                       BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

                                       By: /s/ Jerry V. Schinella
                                           -----------------------------------
                                           Name: Jerry V. Schinella
                                           Title: Chief Financial Officer
                                           Address: 6802 Citicorp Boulevard
                                           Suite 500
                                           Tampa, Florida 33619

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned _________________________________ hereby sell(s), assign(s), and transfer(s) unto __________________________, the rights
represented by the within Warrant to purchase ___________ (      ) shares of the
Common Stock of BBJ Environmental Technologies, Inc. (the "Company") pursuant to the terms and conditions of this Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase the number of Warrant Shares remaining after issuance and delivery of this Warrant to the above-named assignee. Except for the number of shares that may be purchased, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant. To complete the assignment contemplated by this Assignment, the undersigned irrevocably appoints __________ as the undersigned's attorney-in-fact to transfer this Warrant and the rights thereunder on the books of the Company with the full power of substitution for these purposes.

Dated:                              ,
      ------------------------------  ---


                                       ----------------------------------------
                                       Printed Name of the Holder

                                       ----------------------------------------
                                       Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or trust company, or by a firm having membership on a registered national securities exchange.

                               NOTICE OF EXERCISE

(To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of BBJ Environmental Technologies, Inc. pursuant to this Warrant.)

         The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares") of BBJ Environmental Technologies, Inc., a Nevada corporation, hereby elects to purchase, pursuant to the provisions of the Holder's Warrant dated _____________________ held by the undersigned, to the extent of purchasing the
following number of such Shares __________ (       ); and requests that the
Certificate for such Shares be issued in the name of, and delivered to ________________________, whose address is ____________________________________;
and further requests, if the number of Shares transferred are not all the Shares that may be acquired pursuant to the unexercised portion of this Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to this Warrant be issued and delivered to the undersigned.

Dated:                              ,
      ------------------------------  --------

                               Printed Name:
                                                 -------------------------------

                               Signature:
                                                 -------------------------------

                               Address:
                                                 -------------------------------




(Signature must conform in all respects to the name of holder as specified on the face of this Warrant.)

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         SUBSCRIPTION AGREEMENT (this "Agreement") dated as of April 14, 2003, by and between BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), and the undersigned (the "Investor").

1. Subject to the terms and conditions hereof, the Investor hereby subscribes to purchase that number of common shares, par value $0.001 per share, of the Company (the "Common Shares") set forth on the signature page of this Agreement and that number of warrants (the "Warrants") as determined under the next sentence for an aggregate purchase price of $0.11 ("Purchase Price"). The number of Warrants purchased pursuant to this Agreement shall be determined by multiplying the number of Common Shares purchased by $0.11 and, then, dividing the product by $1.25. Each Warrant shall entitle the Investor to purchase one additional Common Share exercisable at $.30 per share until 5:00 p.m. Eastern Standard Time on March 31, 2005. The Common Shares and the Warrants shall be referred to herein as the "Securities." Payment for the Securities shall be made in cash or by certified bank or cashier's check payable, or by wire transfer, in immediately available United States funds in the amount of the Purchase Price made payable to the order of the Company.

2. For additional terms of the Warrants investors should read a copy of the Warrant, which is appended hereto.

3. The Investor understands and acknowledges that the Company's ability to issue the Securities is dependant upon the affirmative vote of the majority of the Company's shareholders to authorize the issuance of an additional ___ shares of the Company's Common Shares. The Company shall have no obligation to issue any Securities to Investor, pursuant to this Agreement, unless and until the shareholders approve the issuance of additional Common Shares. If the Company does not receive an affirmative vote of the majority of the Company's shareholders to authorize the issuance of additional Common Shares, then the Company shall refund to the Investor the entire Purchase Price.

4. The Investor understands and acknowledges that it has been advised that the Securities to be acquired pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction and are being sold in reliance upon an exemption from such registration requirements. The Securities have not been and are not being offered for sale in the United States (or any of its territories, possession, or areas subject to its jurisdiction), or to any person who is a U.S. Person (as defined herein). Accordingly, the Investor further understands that it may not sell, pledge, hypothecate, dispose of, or otherwise transfer (a "Transfer") the Securities unless they are subsequently registered under such laws or an exemption from such registration is available.

5. The Investor is acquiring the Securities solely for its own account, not as a nominee or agent, for investment purposes only, and not with an intent or a view to the sale or distribution of any part thereof within the meaning of Section 2(11) of the Securities Act. By executing this Agreement, the Investor further represents that it does not have any present intent of making a Transfer of, granting a participation in, or otherwise distributing the Securities in a manner contrary to the Securities Act or the securities laws of any other applicable jurisdictions, nor does the Investor have any contract, undertaking, agreement, or arrangement with any person to Transfer, grant any participation in, or otherwise distribute any of the Securities to such person. No U.S. person has any beneficial interest in any of the Securities .

6. The Securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D) who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located

7. The Investor understands and acknowledges that only the Company can register the Securities under applicable securities laws; the Company does not intend to register the Securities under the Securities Act or the securities laws of any other jurisdiction; no public market for the Securities is expected to develop; and, as a result an investment in the Securities may not be liquid and that the Investor must bear the economic risk of the investment indefinitely. In this regard, the Investor further represents that it has adequate means of providing for its current needs and possible personal contingencies, it can afford to bear the economic risk of holding the Securities for an indefinite period of time, and has no need for liquidity in its investment in the Securities. The Investor further represents and confirms that the address set forth on the signature page is true and correct, and that the Investor has no present intention of becoming a resident of any other state or jurisdiction.

8. The Investor hereby agrees that it will not, directly or indirectly, offer to Transfer or to Transfer any Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any Securities), except in compliance with this Agreement and the Securities Act, the securities laws of all other applicable jurisdictions, and the rules and regulations promulgated thereunder.

9. The Investor agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration under the Act.

10. The Investor agrees that each certificate that represents Securities issued pursuant to this Agreement shall have endorsed thereon the legend set forth in Paragraph 28 of this Agreement.

11. The Investor understands and agrees that the Company shall refuse to register any Transfer or intended Transfer of the Securities not made in accordance with the provisions of Regulation S.

12. The Investor understands that (a) all offers and sales of Securities shall be conducted pursuant to "offshore transactions," without any "directed selling efforts" by any person in the United States and in accordance with "offering restrictions" (as such terms are defined in Regulation S under the Act); and (b) the Securities are "restricted securities" as such term is used under the Act.

13. The Investor recognizes that in the future the Company may not satisfy the requirements which would permit the undersigned to sell the Securities pursuant to Rule 144 promulgated under the Securities Act.

14. The Investor further acknowledges that it has, alone or together with its purchaser representative ("Purchaser Representative"), sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities.

15. The Investor recognizes that an investment in the Company involves certain risks, and the Investor has taken full cognizance of, understands, and is willing to bear the risks related to the purchase of the Securities.

16. The Investor confirms that prior to the sale of the Securities to it pursuant to this Agreement, the Investor: (i) has been given access to all material books and records of the Company and all material contracts and documents relating to the sale of the Securities pursuant to this Agreement,
(ii) has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the sale of the Securities by the Company to them, and (iii) has been given the opportunity to obtain any additional information which it deems necessary to verify the accuracy of the information supplied to it. The Investor further confirms that it has been furnished with all such requested information and all questions asked by the Investor have been answered to its satisfaction. The Investor further represents that, in connection with the purchase of the Securities, the Investor has not relied on any statement or representation of the Company or of any of its affiliates, attorneys, agents, or other representatives, except a specifically set forth or referenced in this Agreement.

17. The Investor:

                  X        is an "Accredited Investor" as defined below.

                  X although not an Accredited Investor, has such knowledge and experience in financial and business matters that it is are capable of evaluating the merits and risks of an investment in Securities on the basis of its investment experience, business experience, professional experience, and/or education.

                  [] is not an Accredited Investor, but it has discussed with its Purchaser Representative who is knowledgeable and experienced in such matters whether an investment by the Investor in Securities is appropriate in light of the Investor's financial circumstances and have received the advice of such Purchaser Representative with respect to the merits and risks of such an investment. Together with such Purchaser Representative, and with the benefit of his advice, the Investor has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in Securities.

         A person is an "accredited investor" if, among other things, (i) such person, if an individual, has an individual net worth, or joint net worth with his or her spouse, in excess of $1,000,000 at the time of the purchase (for the purpose of this calculation, all assets should be counted, including residences, furnishings, and automobiles), (ii) such person, if an individual, had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, (iii) such person is a director or an executive officer of the Company, (iv) or, if not an individual, is a corporation, business trust, or partnership with total assets in excess of $5 million, not formed for the specific purpose of acquiring the Securities.

18. The Investor certifies that it is not a U.S. person and has not purchased the Securities of the Company for the account of a U.S. person and agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such Securities, unless in compliance with the Securities Act. The Investor is aware that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

19. The Investor has received this Agreement outside the United States (in the City and Country indicated below the Investor's signature), has executed this Agreement outside the United States, and the Investor did not receive any offers (oral or written) to buy Securities from the Company while the Investor was in the United States.

20. To the best knowledge of the Investor, neither the subscription hereby made nor the purchase of the Securities hereunder by the Investor will violate any securities law of any jurisdiction to which such Investor may be subject.

21. The Investor represents and warrants that it is a bona fide permanent resident of and is domiciled in the country set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation, or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

22. The Investor acknowledges and understands that the representations, warranties, and covenants contained in this Agreement are being furnished, in part, and will be relied on by the Company in determining whether this offering of its Securities is exempt from registration under the Securities Act and the securities laws of all other applicable jurisdictions and, accordingly, confirms that all such statements contained herein are true, complete, and accurate as of the date hereof, and shall be true, accurate, and complete as of the date that this Agreement is accepted, and shall survive such acceptance. If any events occur or circumstances exist prior to the issuance of the Securities to the Investor which would make any of the representations, warranties, agreements, or other information set forth herein untrue or inaccurate, the Investor agrees to immediately notify the Company in writing of such fact specifying which representations, warranties, or covenants are not true, correct, or accurate, and the reasons therefor.

23. The Investor acknowledges and understands the meaning and legal consequences of the representations, warranties, and covenants contained in this Agreement, and agrees to indemnify and hold harmless the Company and its agents, employees, and representatives from and against any and all losses, damages, costs, expenses (including attorney's fees), and liabilities due to or arising out of any misrepresentations, misstatements, or omissions with respect to, any of the representations or warranties, or a breach of any of the covenants or agreements, contained in this Agreement by the Investor.

24. This Agreement may be terminated: (i) at any time by the Company if, in its sole discretion, it determines to terminate or cancel this offering of the Securities prior to the closing of their sale to the Investor, or (ii) by the Company if the representations or warranties shall not be true, complete, and accurate prior to the acceptance of this subscription by the Company. In the event of any such termination, this Agreement shall be null and void and of no further force or effect.

25. The failure of the Company to exercise any right or remedy under this Agreement, or any delay by the Company in exercising same, will not operate as a waiver thereof. No waiver by the Company is effective unless and until it is in writing and signed on behalf of the Company.

26. There can be no assurance as to the federal or state tax consequences of an investment in the Securities.

27. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which it may be entitled. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY, THIS WAIVER BEING A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

28. The Investor confers full authority upon the Company to affix the following legends to the face of the certificate or certificate representing the Securities tendered thereby in exchange for payment of the Purchase Price:

                  THE SECURITIES PRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR HYPOTHECATED, EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES, OR TO OR FOR, THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) DURING ANY APPLICABLE "DISTRIBUTION COMPLIANCE PERIOD" (AS THAT TERM IN DEFINED IN REGULATION S OF THE SECURITIES ACT) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXTENSION FROM REGISTRATION UNDER THE SECURITES ACT. FURTHER, NO HEDGING TRANSACTION INVOLVING THESE SECURITIES MAY BE CONDUCTED DURING SUCH DISTRIBUTION COMPLIANCE PERIOD UNLESS IN COMPLIANCE WITH THE REGISTRATION OR EXEMPTION PROVISIONS OF THE SECURITIES ACT.

29. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

30. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

               [The rest of this page is intentionally left blank.
                     Signatures are on the following page.]

         IN WITNESS WHEREOF, I have executed this Agreement this 14th day of April 2003.

Number of Common Shares subscribed for:                                  500,000

Number of Warrants issued in connection with the Common Shares:          44,000

Aggregate Purchase Price of Common Shares subscribed for:                $55,000

The Common Shares subscribed for hereby are being purchased as follows:

    (Check one)                              /s/ Jacques L. Delafontaine
                                             ------------------------------------        ------------------------------------
                                             Signature of Investor                       Signature of Co-Investor
    ______ Individually                                                                  If any
    ______ Joint tenants with
           rights of survivorship            Grabrun Investment SA
                                             ------------------------------------        ------------------------------------
    ______ Tenant in Common                  Print Name                                  Print Name
    ______ In partnership*
    ______ As custodian, trustee             ------------------------------------        ------------------------------------
           or agent for                      Title, if applicable                        Title, if applicable
           _______________**

    __X__ Corporation ***

    ______________________                   Box 3573
                                             ------------------------------------        ------------------------------------
                                             Mailing Address                             Mailing Address

    *        If a partnership,
    please include a copy of                 1211 Geneva 3
    partnership agreement and                ------------------------------------        ------------------------------------
    certificate authorizing                  City, State, Zip                            City, State, Zip
    investment.
                                             Switzerland
                                             ------------------------------------        ------------------------------------
                                             Country                                     Country
    **       If a custodian, trustee
    or agent, please include trust,
    agency or other agreement and
    certificate authorizing                  ------------------------------------        ------------------------------------
    investment.                              Social Security Number or                   Social Security Number or
                                             Taxpayer Identification                     Taxpayer Identification
                                             Number                                      Number
    *** If a corporation, please
    include articles of incorporation;
    certificate that investment was
    duly

    authorized, with corporate resolution
    or other document authorizing investment attached; and certificate of incumbency of officers.

--------------------------------------------------------------------------------

Approved and accepted the 24th day of April 2003.

                           BBJ Environmental Technologies, Inc.

                           By: /s/ Jerry V. Schinella
                              --------------------------------------------
                           Title: Chief Financial Officer

NEITHER THE WARRANTS NOR THE SHARES OF COMMON STOCK TO BE ISSUED UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND WERE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR HYPOTHECATED, EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES, OR TO OR FOR, THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" (AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) DURING ANY APPLICABLE "DISTRIBUTION COMPLIANCE PERIOD" (AS THAT TERM IN DEFINED IN REGULATION S OF THE SECURITIES
ACT) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITES ACT. FURTHER, NO HEDGING TRANSACTION INVOLVING THESE SECURITIES MAY BE CONDUCTED DURING SUCH DISTRIBUTION COMPLIANCE PERIOD UNLESS IN COMPLIANCE WITH THE REGISTRATION OR EXEMPTION PROVISIONS OF THE SECURITIES ACT.

                                     WARRANT

                  For the Purchase of Shares of Common Stock of

                      BBJ Environmental Technologies, Inc.
                              a Nevada corporation

          Void After 5:00 p.m. Eastern Standard Time on March 31, 2005.

                                                             Warrant to Purchase
                                                                   44,000 Shares

         THIS WARRANT CERTIFIES THAT, for value received, Grabrun Investment SA or its registered assigns (the "Holder") is entitled to acquire from BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), an aggregate of Forty-Four Thousand (44,000) shares of fully paid, nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") at any time on or after the Offering Date (as defined below) and on or prior to 5:00 p.m. Eastern Standard Time on March 31, 2005 (the "Expiration Date"), at such price and upon such terms and conditions as set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

         The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."

         1.       Exercise; Issuance of Certificates; Payment for Shares.

                  (a) Purchase Price. Subject to adjustment as provided in
Section 5 hereof, the purchase price of each Warrant Share issuable upon exercise of this Warrant shall be equal to $0.30 per share ("Purchase Price").

                  (b) Warrant Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time after the first date on which the Company has issued shares of Common Stock to the Holder under a Subscription Agreement dated the date hereof between the Company and the Holder (the "Offering Date") and prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section 1(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on the signature page of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

                  (c) Conditions to Acquisition of Warrant Shares. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance, or delivery of the Warrant Shares issued by any federal, state, or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; provided, however, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

                  (d) Payment of Purchase Price. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by delivery of a certified bank or cashier's check payable to the order of the Company, or by wire transfer of immediately available United States funds, in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

                  (f) Issuance of Certificates. As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant

Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of Section 1(b) hereof, notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

         2. Shares Fully Paid; Reservation of Shares. The Company hereby agrees that it will at all times on and after the Offering Date and on and prior to the Expiration Date have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever, and free from all preemptive rights of any security holders of the Company. The Company shall take all action as may be necessary to assure that such Warrant Shares (and any other securities and property) may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements, of any domestic securities exchange or inter-dealer quotation system upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal, state, foreign or any other securities laws. The Company will not take any action which would result in any adjustment of the Purchase Price (as described in Section 5 hereof) if the total number of Warrant Shares issuable after such action upon exercise of all the outstanding Warrants, together with all the Common Stock then outstanding and all Common Stock issuable upon exercise of all other options and warrants and upon conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as amended.

         3.       Exchange, Assignment, or Loss of Warrant.

                  (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

                  (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, its successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be cancelled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

                  (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

                  (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

                  (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed, or mutilated, and shall be enforceable by any Holder thereof.

                  (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

         4. Rights of the Holder. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         5. Adjustment of Purchase Price and Number of Warrant Shares. The number and kind of securities and other property that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

                  (a) Dividends, Subdivisions, Combinations, or Consolidations of Common Shares.

                           (i) In the event that the Company shall declare, pay,
or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

                           (ii) If the Company declares, pays, or makes any
dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in shares of Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all the rights of the other holders of shares of Common Stock with respect to any such distribution. If the Holder does not exercise this Warrant prior to the record date relating to a distribution under this Section 5(a)(ii), then such Holder shall not be entitled to such distribution.

                  (b) Effect of Reclassification, Reorganization, Consolidation, Merger, or Sale of Assets.

                           (i) Upon the occurrence of any of the following
events, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all the rights of the other holders of shares of Common Stock with respect to receipt of shares of stock and other securities, property, and interests that are issued or payable in connection therewith: (A) reclassification, capital reorganization, or other change of the outstanding shares of Common Stock (other than a change as a result of an issuance of shares of Common Stock under Section 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger subject to Section 5(b)(ii) below, or in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary, or any affiliated entity. The foregoing provisions of this Section 5(b)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. If the Holder does not exercise this Warrant prior to the record date relating to an event described in this Section 5(b)(i), then the Holder shall not be entitled to the benefits accruing to holders of the shares of Common Stock, except as may be provided in
Section 5(b)(ii) below.

                           (ii) If any sale, lease, pledge, mortgage,
conveyance, or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with Section 6 below as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the Company are to receive securities or other interests of a successor entity, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of securities or other interests as would be issuable or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other holders of shares of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the shares of Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 30 days after delivery to the Holder of this Warrant of the written notice described above and in Section 6. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

                  (c) Purchase Price Adjustments. Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

                  (d) Application of this Section. The provisions of this
Section 5 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

                  (e) Fractional Shares. No fractional Warrant Shares or shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

                  (f) Company-Held Shares. For purposes of Sections 5(a) above, Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

         6.       Notice to the Holder.

                  (a) If, prior to the expiration of this Warrant either by its terms or by exercise in full, any of the following shall occur: (i) the Company shall declare a dividend or authorize any other distribution on its Common Stock, including those of the type identified in Section 5(a) hereof; (ii) any reclassification, reorganization, or similar change of the shares of Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, pledge, mortgage, exchange, or other conveyance of all or substantially all of the assets of the Company; (iii) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (iv) any purchase, retirement or redemption by the Company of its Common Stock; then, and in any such case, the Company shall deliver to the Holder written notice thereof at least 20 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, or rights, or, if a record is not to be taken, the date as of which the shareholders of record of the Common Stock to be entitled to such dividend, distribution, or rights are to be determined; (y) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up or purchase, retirement, or redemption is expected to become effective, and the date, if any, as of which the Company's holders of record of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, lease, pledge, mortgage, exchange, transfer, dissolution, liquidation, winding up, purchase, retirement, or redemption; and (z) if any matters referred to in the foregoing clauses (x) and (y) are to be voted upon by holders of shares of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

                  (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen, and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

         7.       Transfer to Comply with the Securities Act.

                  (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

                  (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 7(d) below:

                  The securities presented by this certificate have not been registered under the Securities Act of 1933, as amended, nor the securities laws of any other jurisdiction and were offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The securities may not be sold, pledged, assigned, or hypothecated, except in a transaction registered under such acts or pursuant to an exemption from the registration requirements of such acts. No offer or sale of the securities offered hereby may be made in the United States, or to or for, the account or benefit of a "U.S. person" (as that term is defined in Regulation S of the Securities Act) during any applicable "distribution compliance period" (as that term in defined in regulations of the Securities Act) in the absence of an effective registration statement under the Securities Act or pursuant to an available exemption from registration under the Securities Act. Further, no hedging transaction involving these securities may be conducted during such distribution compliance period unless in compliance with the registration or exemption provisions of the Securities Act.

         8. Best Efforts. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

         9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

         10. Notices. All notices, demands, requests, certificates, or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given, and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address; and, if to the Company, addressed to it at that address appearing on the signature page of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

         11. Binding Effect. This Warrant shall be binding upon any corporation or other entity succeeding the Company by merger, consolidation, or other acquisition.

         12. Corporate Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         13. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nevada.

         14. Survival. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

         15. No Amendments or Modifications. Neither this Warrant nor any provision hereof may be amended, modified, waived, or terminated except upon the written consent of the Company and the Holder of this Warrant.

         16. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         17. Authorization By Board of Directors. The Board of Directors of the Company has authorized the issuance of this Warrant by a resolution duly adopted by the Board of Directors on the date of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer, thereunto duly authorized this 14th day of April 2003.

                                       BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

                                       By: /s/ Jerry V. Schinella
                                           --------------------------------
                                           Name: Jerry V. Schinella
                                           Title: Chief Financial Officer
                                           Address: 6802 Citicorp Boulevard
                                           Suite 500
                                           Tampa, Florida 33619

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned ________________________________
hereby sell(s), assign(s), and transfer(s) unto _________________________, the rights represented by the within Warrant to purchase ______________ ( ) shares of the Common Stock of BBJ Environmental Technologies, Inc. (the "Company") pursuant to the terms and conditions of this Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase the number of Warrant Shares remaining after issuance and delivery of this Warrant to the above-named assignee. Except for the number of shares that may be purchased, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant. To complete the assignment contemplated by this Assignment, the undersigned irrevocably appoints _____________ as the undersigned's attorney-in-fact to transfer this Warrant and the rights thereunder on the books of the Company with the full power of substitution for these purposes.

Dated:                              ,
      ------------------------------  ---


                                       ---------------------------------------
                                       Printed Name of the Holder

                                       ---------------------------------------
                                       Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or trust company, or by a firm having membership on a registered national securities exchange.

                               NOTICE OF EXERCISE

(To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of BBJ Environmental Technologies, Inc. pursuant to this Warrant.)

         The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares") of BBJ Environmental Technologies, Inc., a Nevada corporation, hereby elects to purchase, pursuant to the provisions of the Holder's Warrant dated _____________________ held by the undersigned, to the extent of purchasing the following number of such Shares ( ); and requests that the Certificate for such Shares be issued in the name of, and delivered to ________________________, whose address is _____________________________________________; and further requests, if the number of Shares transferred are not all the Shares that may be acquired pursuant to the unexercised portion of this Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to this Warrant be issued and delivered to the undersigned.

Dated:                              ,
      ------------------------------  --------

                                Printed Name:
                                                  ------------------------------

                                Signature:
                                                  ------------------------------

                                Address:
                                                  ------------------------------


(Signature must conform in all respects to the name of holder as specified on the face of this Warrant.)